Exhibit 10.3

LUCID, INC.
YEAR 2000 STOCK OPTION PLAN

1.             Introduction and Statement of Purpose

This Year 2000 Stock Option Plan (the “Plan”) is intended to encourage stock ownership by directors and selected officers and employees of Lucid, Inc. (the “Company”) to increase their proprietary interest in the success of the Company and to encourage them to remain in the service or employ of the Company. Options granted under this Plan may be either Incentive Stock Options (as defined and provided for in Section 5(a) of this Plan) or Nonstatutory Stock Options (as defined and provided for in Section 5(b) of this Plan), as shall be determined in each specific case by a duly appointed committee of the Board of Directors of the Company (the “Committee”) as hereinafter provided. As used in this Plan, the term “option” shall refer to either Incentive Stock Options or Nonstatutory Stock Options, or both, as the context requires.

2.             Administration

(a)           Subject to the express provisions of this Plan, the Committee shall have plenary authority, in its sole discretion:

(i)            To determine the time or times at which, and the persons to whom, options shall be granted under this Plan;

(ii)           To determine, as the case may be, the Incentive Stock Option Price or Nonstatutory Stock Option Price (both as defined herein) of, and the number of shares of Stock (as defined herein) to be covered by, options granted under this Plan;

(iii)          To determine the time or times at which each option granted under this Plan may be exercised, including whether an option may be exercised in whole or in installments;

(iv)          To interpret this Plan and to prescribe, amend, and rescind rules and regulations relating to it; and

(v)           To make all other determinations which the Committee shall deem necessary or advisable for the administration of this Plan.

(b)           The membership of the Committee shall at all times consist of not less than 3 members. The Committee shall have all of the powers and duties set forth herein, as well as such additional powers and duties as the Board of Directors may delegate to it; provided, however, that the Board of Directors expressly retains the right (i) to appoint the members of the Committee, and (ii) to terminate or amend this Plan consistent with provisions of applicable law. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee, however caused, and may discharge the Committee. Duly authorized actions of the Committee shall constitute actions of the Board of Directors for the purposes of this Plan and the administration thereof. Incentive Stock Options shall be granted only by a Committee consisting of members, each of whom shall be a “Disinterested Person” as defined in Section 2(d) hereinafter.

(c)           Notwithstanding anything herein to the contrary, no employee, officer or director of the Company shall, as a member of the Committee or otherwise , have any vote with regard to the grant of any option to himself, including, but not limited to:

(i)            The time at which any such option shall be granted;

(ii)           The number of shares of Stock covered by any such option;

(iii)          The time or times at which, or the period during which, any such option may be exercised or whether it may be exercised in whole or in installments;

(iv)          The provisions of the agreement relating to any such option; and

(v)           The Incentive Stock Option Price of Stock subject to an Incentive Stock Option granted to him, or the Nonstatutory Stock Option Price of Stock subject to a Nonstatutory Stock Option granted to him.

(d)           The term “Disinterested Person” as used in Section 2(b) of this Plan shall mean a person who, at the time he exercises discretion with respect to the administration of this Plan, is not then and has not at any time during the preceding year been eligible for selection as a person to whom options may be granted under this Plan.

3.             Stock

Except as provided in Section 10 of this Plan, the total number of shares which may be made subject to options, or which may be issued upon the exercise of options granted under this Plan, shall be 1,200,000 shares of the common stock of the Company (the “Stock”). The shares reserved for issuance pursuant to this Plan shall consist of authorized but previously unissued shares of Stock.

Except as otherwise provided in Section 10 of this Plan, if an option granted under this Plan expires, terminates, or is canceled for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion of such option may again be made subject to an option or options granted under this Plan.

4.             Eligibility

Options may be granted under this Plan to such directors, officers, regular full-time employees, part-time employees, and consultants of the Company as may be selected in the manner provided in Section 2 of this Plan, provided, however, that directors who are not also full-time employees of the Company shall not be eligible to receive Incentive Options. A person granted an option under this Plan shall nevertheless remain eligible to receive one or more additional options thereafter, notwithstanding that options previously granted to such person remain unexercised in whole or in part.

5.             Terms of Options

This Plan is intended to authorize the Committee to grant, in its discretion, options that qualify as incentive stock options pursuant to Section 422A(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (such qualifying options being referred to herein as “Incentive Stock Options”) or options that do not so qualify (such nonqualifying options being referred to herein as “Nonstatutory Stock Options”). Each option granted under this Plan shall be evidenced by a written option agreement which shall be executed and delivered as provided in Section 12 of this Plan and which shall specify whether the option granted therein is an Incentive Stock Option or a Nonstatutory Stock Option.

(a)           Terms of Incentive Stock Options. Each stock option agreement covering an Incentive Stock Option granted under this Plan and any amendment thereof shall conform to the provisions of Section 5(a)(i)-(iv) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Committee shall deem appropriate:

(i)            Incentive Stock Option Price. Except as otherwise specifically provided in Section 8, the purchase price of each share of Stock subject to an Incentive Stock Option (the “Incentive Stock Option Price”) shall be a stated price which is not less than 100% of the fair market value of such share of Stock, determined in accordance with Section 8 of this Plan, as of the date such Incentive Stock Option is granted; provided, however, that if a person, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company, (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendant of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Incentive Stock Option Price of each share of Stock subject to such Incentive Stock Option shall be at least equal to 110% of the fair market value of such share of Stock, as determined in the manner stated above.

(ii)           Term of Incentive Stock Options. Incentive Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Committee at the time of grant of each such Incentive Stock Option, but in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date of grant; provided, however, that an Incentive Stock Option granted to any employee who owns or is deemed to own stock representing more than 10% of the total combined voting power of all classes of Stock under Section 424(d) of the Code pursuant to Section 5(a)(i) above, shall not be exercisable after the expiration of 5 years from the date of grant.

Each Incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

(iii)          Exercise of Incentive Stock Options.

(A)          Subject to the provisions of Section 10 of this Plan, Incentive Stock Options granted under this Plan may be exercised in whole or by installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Committee at the time of grant of each such option.

(B)           Incentive Stock Options granted under this Plan shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Incentive Stock Option is exercised, the date of grant of the Incentive Stock Option, the aggregate purchase price for the shares with respect to which the Incentive Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Incentive Stock Option expires. If an Incentive Stock Option is being exercised in full, the written notice of exercise shall be sent together with the full Incentive Stock Option Price of the shares purchased, which must be paid in United States dollars by cash, certified check, bank draft, or money order payable to the order of the Company. If the Incentive Stock Option is being exercised by installment purchase, the written notice of exercise shall be accompanied by a promissory note, in the form authorized by the Committee pursuant to the written option agreement described in Section 12 hereof. The note shall be in the amount of the full Incentive Stock Option Price, payable in accordance with a repayment schedule, not to exceed five years from the date of exercise, as the Committee may provide, with interest on the outstanding balance, at the rate of interest applicable pursuant to the Internal Revenue Code regulations on the exercise date, payable together with each installment of principal. If any installment payment remains delinquent for more than three months, the Company may deem the option surrendered forfeited, cancel the option, and return the principal paid to the person who had exercised the option. Interest payments will not be returned to the person, but will be retained by the Company as liquidated damages for the expense incurred in administering the option exercise and in terminating the delinquent note and underlying option. Notwithstanding the above, the Company is vested with authority under this Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the company who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board. Further, the Board shall have the authority to accept issued and authorized shares of the Company in lieu of cash from the Optionee concurrently with the exercise of such options as an eligible form of payment of the option exercise price, with such shares so delivered valued on the basis of the fair market value of the stock (as described in Section 8 herein) on the day preceding the date of exercise.

(C)           Except as expressly provided to the contrary in Section 9 of this Plan, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an employee of the Company.

(D)          All Incentive Stock Options granted under this Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or such person’s duly appointed, qualified, and acting personal representative).

(iv)          Any shares acquires pursuant to the exercise of an Incentive Stock Option pursuant to the terms and conditions of this Plan, may not be sold within 2 years from the date of the granting of such Incentive Stock Options or within one year after the transfer of the shares to said optionee.

(b)           Terms of Nonstatutory Stock Options. Each Stock Option Agreement covering a Nonstatutory Stock Option granted under this Plan and any amendment thereof shall conform to the provisions of Section 5(b)(i)-(iii), below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Committee shall deem appropriate:

(i)            Nonstatutory Stock Option Price. Except as otherwise specifically provided in Section 8, the purchase price of each share of Stock subject to a Nonstatutory Stock Option (the “Nonstatutory Stock Option Price”) shall be a stated price which is not less than 100% of the fair market value of such share of Stock, determined in accordance with Section 8 of this Plan, as of the date the Nonstatutory Stock Option is granted.

(ii)           Term of Nonstatutory Stock Options. Nonstatutory Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Committee at the time of grant of each such Nonstatutory Stock Option, but in no event shall a Nonstatutory Stock Option be exercisable after the expiration of 10 years from the date of grant. Each Nonstatutory Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

(iii)          Exercise of Nonstatutory Stock Options.

(A)          Subject to the provisions of Section 10 of this Plan, Nonstatutory Stock Options granted under this Plan may be exercised in whole or by installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Committee at the time of grant of each such option.

(B)           Nonstatutory Stock Options granted under this Plan shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Nonstatutory Stock Option is exercised, the date of grant of the Nonstatutory Stock Option, the aggregate purchase price for the shares with respect to which the Nonstatutory Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Nonstatutory Stock Option expires. If a Nonstatutory Stock Option is being exercised in full, the written notice of exercise shall be sent together with the full Nonstatutory Stock Option Price of the shares purchased, which must be paid in United States dollars by cash, certified check, bank draft, or money order payable to the order of the Company. If the Nonstatutory Stock Option is being exercised by installment purchase, the written notice of exercise shall be accompanied by a promissory note, in the form authorized by the Committee pursuant to the written option agreement described in Section 12 hereof. The note shall be in the amount of the full Nonstatutory Stock Option Price, payable in accordance with a repayment schedule as the Committee may provide, with interest on the outstanding balance at the rate of interest applicable pursuant to the Internal Revenue Code regulations on the exercise date, payable together with each installment of principal. If any installment payment remains delinquent for more than three months, the Company may deem the option surrendered, cancel the option, and return the principal paid to the person who had exercised the option. Interest payments will not be returned to the person, but will be retained by the Company as liquidated damages for the expense incurred in administering the option exercise and in terminating, the delinquent note and underlying option. Notwithstanding the above, the Company is vested with authority under this Plan to assist any person to whom an option is granted hereunder in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such person on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors of the Company. Further, the Board shall have the authority to accept issued and authorized shares of the Company in lieu of cash from the Optionee, concurrently with the exercise of such options, as an eligible form of payment of the option exercise price, with such shares so delivered valued on the basis of the fair market value of the stock (as described in Section 8 herein) on the day preceding the date of exercise.

(C)           Except as expressly provided to the contrary in Section 9 of this Plan, a Nonstatutory Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Nonstatutory Stock Option was granted remains a director, officer, or employee of the Company.

(D)          All Nonstatutory Stock Options granted under this Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or such person’s duly appointed, qualified, and acting personal representative).

(c)           Timing of Purchases. Each stock option agreement covering an Incentive Stock Option or Nonstatutory Stock Option granted under this Plan shall, except in the case of a Terminating Event as that term is defined in Section 10(b), become exercisable in installments as follows: options may not in the aggregate be exercised as to more than twenty-five percent (25%) of the total number of shares optioned until one year after the date of grant; nor more than fifty percent (50%) of the total number of shares optioned until two years after the date of grant; nor more than seventy-five percent (75%) of the total number of shares optioned until three years after the date of grant; in each case to the nearest whole share. Upon the expiration of four years after the date of grant, options may be exercised as to all optioned shares which had not previously been exercised, until and including the expiration date of the option agreement, whereupon the options shall expire and may thereafter no longer be exercised.

6.             Limitation on Grant of Incentive Stock Options The aggregate fair market value of the Company’s Stock (determined under Section 8 hereof at the time of the grant of any option) with respect to which Incentive Stock Options are first exercisable by any Optionee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000.00.

7.             Rights of Optionees

No holder of an option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such option unless and until his option shall have been exercised in full pursuant to the terms thereof, the Company shall have issued and delivered to the holder of the option certificates representing the shares of Stock as to which he has exercised his option, and his name shall have been entered as a stockholder of record on the books of the Company, or its transfer agent. Thereupon, such person shall have full voting and other ownership rights with respect to such shares of Stock.

8.             Determination of Fair Market Value

For the purposes of this Plan, the Committee shall determine the fair market value of a share of stock of the Company. The determination of fair market value shall be made on the basis of such factors as it shall deem appropriate but specifically including the difference between the market value and the book value of comparable businesses and the trend of the Company’s earnings and of its book capital account, provided that (i) if on the date as of which such determination is made quotations for the class of stock being valued are regularly quoted on any nationally recognized market quotation system, the fair market value of a share of such stock shall be deemed to be equal to the mean of the closing sales prices, if available, or the mean of the average of the closing bid and asked prices for such stock quoted on such system on each of the 5 trading days immediately preceding the date as of which such determination is made, and (ii) if on the date as of which such determination is made the class of stock being valued is admitted to trading on a national securities exchange or exchanges for which actual sale prices are regularly reported, or actual sales prices are otherwise regularly published for such stock, the fair market value of a share of such stock shall be deemed to be equal to the mean of the closing sale prices reported for such stock on each of the 5 trading days immediately preceding the date as of which such determination is made.

9.             Retirement, Termination of Employment or Death of Holders of Options

(a)           Retirement. If a person to whom an option has been granted under this Plan retires from employment with the Company on the normal retirement date or as a result of disability (both as defined for purposes of the retirement plan as in effect on the date of such retirement), such option shall continue to be exercisable in whole or in part to the extent exercisable on the date of retirement, and, to the extent not theretofore exercised, by the person to whom granted (or such person’s duly appointed, qualified, and acting personal representative) in the manner set forth in Section 5 of this Plan, at any time within the remaining term of such option unless otherwise determined by the Committee at the time of grant; provided, however, that any Incentive Stock Option must be exercised within 3 months of such normal retirement date, or within one year from the termination date of employment caused by such a disability, and therefore may not be exercised in installments. Any option exercised by installments pursuant to a promissory note that remains not fully paid at the time of retirement or termination, shall become due and payable in full within 3 months of such normal retirement date or within one year of the termination due to disability.

(b)           Termination of Employment. Except as otherwise provided in this Section 9, if the employment of a person to whom an option has been grantedunder this Plan is terminated for any reason, such option shall, to the extent not theretofore exercised, continue to be exercisable other than by installments to the same extent that it was exercisable for a period of 30 days from the date of such termination of employment, and any outstanding note related to a prior exercise by installments shall be due and payable in full within such 30 day period, or for such other period as may be determined by the Committee at the time of grant, whereupon any such option shall terminate and shall not thereafter be exercisable; provided, however, that in the event of termination of employment for cause involving dishonesty, malfeasance, misfeasance, the commission of a criminal offense (with respect to which determination of the Committee shall be final and conclusive) or action adverse to the interests of the Company, any such option whether unexercised or exercised in installments not yet fully paid shall terminate immediately upon such termination of employment. No option granted under this Plan shall be affected by any change of duties or position of the person to whom such option was granted or by any temporary leave of absence granted to such person by the Company.

(c)           Death. Unless otherwise determined by the Committee at the time of grant, if a person to whom an Option has been granted under this Plan (the “Optionee”) dies prior to the expiration of the term of such option, such option shall be deemed to be eligible for exercise as of the date of death and shall be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such option by bequest or inheritance from the Optionee, prior to the date upon which the term of such option expires, and in the manner exercisable by the Optionee as of the date of his death; provided, however, that exercise by installments shall not be permitted.

10.           Adjustment Upon Changes in Capitalization; Changes in Control.

(a)           If the outstanding shares of Stock of the Company as a whole are increased, decreased, changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or amendment to the certificate of incorporation of the Company or otherwise, an appropriate and proportionate adjustment, as determined by the Committee shall be made to the number and kind of shares subject to this Plan, and to the number, kind, and per share Incentive Stock Option Price or Nonstatutory Stock Option Price (as the case may be) of shares subject to unexercised options granted prior to any such change. Any such adjustment shall be made without a change in the aggregate purchase price of the shares of Stock subject to the unexercised portion of any option.

(b)           Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger, or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of substantially all of the assets or the transfer of all of the shares of the Company to another corporation (any such transaction being referred to herein as a “Terminating Event”), this Plan and any option theretofore granted hereunder shall terminate unless provision is made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of options theretofore granted hereunder, or the substitution for such options of new options covering the shares of the successor corporation, or a parent or subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Committee (or the successor to the Company) to the number and kind of shares subject to such substituted options and to the Incentive Stock Option Price or Nonstatutory Stock Option Price (as the case may be), in which event this Plan and the options theretofore granted or the new options substituted therefor, shall continue in the manner and under the terms so provided. Upon the occurrence of a Terminating Event in which provision is not made for the continuance of this Plan and for the assumption of options theretofore granted or the substitution for such options of new options covering the shares of a successor corporation or a parent or subsidiary thereof, each person to whom an option has been granted under this Plan (or such person’s personal representative, estate or any person who acquired the right to exercise the option from such person by bequest or inheritance) shall be entitled, prior to the effective date of any such Terminating Event, (i) to exercise, in whole or in part, such person’s rights under any option granted to him or her without regard to any restrictions on exercise that would otherwise apply, other than exercise in installments or (ii) to surrender any such option to the Company in exchange for receipt of cash equal to the difference between the aggregate fair market value of the shares of Stock such person would have received had he exercised his option in full immediately prior to consummation of such Terminating Event (determined as of the date of the Terminating Event as provided in Section 8 hereof) and the applicable aggregate Incentive Stock Option Price or Nonstatutory Stock Option Price, as the case may be. To the extent that a person, pursuant to this Section 10(b), has a right to exercise or surrender any option on account of a Terminating Event which such person otherwise would not have had at that time, such person’s exercise or surrender of such option shall be contingent upon the consummation of such Terminating Event. In the event that a person with a right to exercise or surrender has no knowledge of the Termination Event prior to its occurrence, the person shall have the longer of two weeks or ten business days from the date of actual knowledge to pursue that right.

(c)           In connection with the grant of any option hereunder the Committee may, in its sole discretion, provide the holder thereof with the right, following a “change in control” of the Company (as such term is defined in Section 10(d) hereinafter), and without regard to any restrictions on exercise that would otherwise apply, to exercise such option or to surrender such option for a cash payment equal to the difference between the aggregate fair market value of the number of shares of Stock then subject to the option, as determined in accordance with Section 8 of this Plan as of the date of such surrender, and the aggregate Incentive Stock Option Price or Nonstatutory Stock Option Price therefor, as the case may be. If the Stock Option Price is greater than fair market value, the option terminates without payment therefor. Any right granted hereunder shall expire 45 days after receipt by the option holder of written notice from the Company that a change in control has occurred.

(d)           For the purposes of this Plan, a “change in control” of the Company shall mean a change in control of a nature that would be required to be reported in a proxy statement with respect to the Company (even if the Company is not actually subject to said reporting requirements) in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except that any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors (“Voting Stock”) prior to said combination receive 75% or more of the resulting entity’s Voting Stock shall not be considered a change in control for the purposes of this Plan; and provided that, without limitation of the foregoing, such change in control shall be deemed to have occurred if (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the “beneficial owner” (as that term is defined by the Securities and Exchange Commission for purposes of Section 13(d) of the Exchange Act), directly or indirectly, of more than 20% of the outstanding Voting Stock of the Company or its successors; or (ii) during any period of two consecutive years a majority of the Board of Directors no longer consists of individuals who were members of the Board of Directors at the beginning of such period, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least 75% of the directors still in office who were directors at the beginning of the period.

11.           Effectiveness of the Plan

This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that (i) the effectiveness of this Plan shall be subject to approval by the affirmative votes of a majority of the outstanding shares of each designation and series of voting capital stock of the Company at a stockholder’s meeting duly called and held under the provisions of New York Law within 12 months after the adoption of this Plan by the Board of Directors; and (ii) the effectiveness of options granted under this Plan prior to the date that such approval by the stockholders is obtained shall also be subject to such approval.

12.         Manner of Grant of Options

The granting of an option under this Plan shall be deemed to occur only upon the date on which the Committee shall approve the grant of such option. All options granted under this Plan shall be evidenced by a written agreement, in such form as shall be determined by the Committee, signed by a representative of the Committee and the recipient thereof.

13.           Compliance with Law and Regulations

The obligation of the Company to sell and deliver any shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and the obtaining of all approvals by governmental agencies deemed necessary or appropriate by the Committee, and should the grant or exercise of any particular option or options hereunder be found to be in contravention of any such laws, rules, or regulations, said options shall be void or voidable without affecting any other options granted (or to be granted) hereunder. Except as otherwise provided in Section 2 and Section 16 herein, the Committee may make such changes in this Plan and include such terms in any option agreement as may be necessary or appropriate, in the opinion of counsel to the Company, to comply with the rules and regulations of any governmental authority or to obtain, for officers and employees granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and the regulations thereunder.

14.           Tax Withholding

The Company shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, exercise, or surrender of any option or the sale of stock acquired upon the exercise of an Incentive Stock Option granted hereunder in order for the Company to obtain a tax deduction otherwise available as a consequence of such grant, exercise, surrender, or sale, as the case may be.

15.           Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the stockholders of the Company for approval shall be construed as having any impact on existing qualified or nonqualified retirement, bonus, or similar plans of the Company or as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16.           Amendment

The Board of Directors at any time, and from time to time, may amend this Plan, subject to the limitation that, except as provided in Sections 10 or 11 hereof, no amendment shall be effective unless approved by the affirmative votes of the holders of a majority of the outstanding shares of the Company’s voting stock within 12 months after the date of the adoption of such amendment, if such amendment would:

(a)           Increase the number of shares of Stock which may be made subject to options, or which may be issued upon the exercise of options granted under this Plan;

(b)           Change in substance the provisions of Section 2 hereof relating to administration of this Plan, or of Section 4 hereof relating to eligibility to participate in this Plan;

(c)           Change the method of computing the Incentive Stock Option Price for shares of Stock subject to Incentive Stock Options or the Nonstatutory Stock Option Price for shares of Stock subject to Nonstatutory Stock Options or decrease any option price, or

(d)           Increase the maximum term of any options provided for herein, or the term of the Plan, or

(e)           Materially increase the benefits accruing to participants under the Plan.

Except as provided in Sections 11 and 13 hereof, rights and obligations under any option granted before amendment of this Plan shall not be altered or impaired by amendment of this Plan, except with the consent of the person to whom the option was granted.

17.           Termination or Suspension

The Board of Directors at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the 10th anniversary of its adoption by the Board of Directors or its approval by the stockholders of the Company, whichever is earlier, but such termination shall not affect any option theretofore granted. No option may be granted under this Plan while this Plan is suspended or after it is terminated.

No rights or obligations under any option granted while this Plan is in effect shall be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the option was granted. Any option granted under this Plan may be terminated by agreement between the holder thereof and the Company and, in lieu of the terminated option, a new option may be granted with an Incentive Stock Option Price or a Nonstatutory Stock Option Price, as the case may be, which may be higher or lower than the Incentive Stock Option Price or Nonstatutory Stock Option Price, as the case may be, of the terminated option.

18.           Continuation of Employment and Noncompetition Agreement

Nothing contained in this Plan (or in any written option agreement) shall obligate the Company to continue for any period to employ an officer or employee to whom an option has been granted, or interfere with the right of the Company to vary the terms of such person’s employment or reduce such person’s compensation. In consideration of the grant of an option, the Committee may require the Optionee to agree that while employed by the Company or serving a director of the Company, and for a period of two years after termination of employment for any reason or departure from the board of directors for any reason, the Optionee shall not directly or indirectly, as an owner, director, officer, employee, partner, co-venturer, agent, advisor, or otherwise, conduct business in competition with the Company or its products in the global market for medical imaging systems or telepathology, or other products or services directly or indirectly competitive with products and/or services offered or planned to be offered by the Company at the time of termination of the Optionee’s services with the Company, provided however that this provision shall not preclude the Optionee from owning shares in any publicly-held corporation in amounts less than 5% of the issued and outstanding voting stock of such corporation. The person to whom an option is granted shall further agree to extend such noncompetition agreement for an additional year upon written notice from the Company not less than 60 days prior to expiration of the two-year noncompetition period that the Company will, during such additional third year, employ the person as a consultant at a rate of not less than $1,000 per month.

19.           Exculpation and Indemnification

The Company shall indemnify and hold harmless the members of the Board of Directors and the members of the Committee from and against any and all liabilities, costs, and expense incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

20.           Captions

Captions are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Plan.